UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 18, 2017)

THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 501, Radnor, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 18, 2017, The J.G. Wentworth Company (the "Company"), via its subsidiary Green Apple Management Company, LLC, entered into an office lease agreement with The GC Net Lease (Wayne) Investors, LLC.
After significant search, evaluation and negotiations over many months, the Company selected a top-notch, new edge space that provides a more modern and collaborative office environment in a campus setting. The address of the new property is 1200 Morris Drive, Wayne, PA 19087. It is a three story building located in the Chesterbrook Corporate Center. The Company will be the exclusive tenant for the 2nd and 3rd floors.
The decision to move was made based on key strategic imperatives, including bringing the Company's businesses under the same roof. Today, the Company is spread over multiple floors and suites in its current Radnor, PA location, and has an entirely separate building for the Home Lending branch in Wayne, PA. The new space provides the Company with the capacity to support growth, eliminate certain taxes on operations, and the Company also expects to benefit from a 25% reduction in gross rent per square foot compared to existing rental rates.
The Company anticipates beginning the process of relocating to the new office in July 2017.
The initial lease period under the agreement runs until June 30, 2028 and requires monthly payments in the amount of $101,833. A copy of the lease agreement is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.17	Lease by and between The GC Net Lease (Wayne) Investors, LLC and Green Apple Management Company, LLC, dated May 18, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President, Chief Legal & Compliance Officer

Dated: May 19, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.17	Lease by and between The GC Net Lease (Wayne) Investors, LLC and Green Apple Management Company, LLC, dated May 18, 2017.